Supplement to the May 1, 2006 Prospectus, as supplemented,
                         for the following products:
                          Spinnaker Variable Annuity
                       Spinnaker Advisor Variable Annuity
                       Spinnaker Choice Variable Annuity

                       Supplement dated February 14, 2007


On May 1, 2003, we added the American Century VP Ultra Class II
(the "Portfolio") as an investment option to your variable annuity contract. Since May 1, 2003, we have described and intended to offer the Class II shares of the Portfolio. Due to an administrative error, instead of purchasing and redeeming Class II shares of the Portfolio, we have actually purchased and
redeemed Class I shares of the Portfolio.   As a result, contract holders who
have elected to invest in American Century VP Ultra Class II shares actually received the American Century VP Ultra Class I shares. Consequently, the daily 12b-1 fee applicable to Class II shares was not deducted from assets of the Portfolio.

Effective March 16, 2007, we will begin purchasing and redeeming the correct Class II shares of the Portfolio, however, Class I shares will continue to be available for those contract holders who remain continuously invested as of
March 15, 2007.   For those contract holders, Class I shares will continue to be available for purchase payment allocations and transfers under your contract. If at any time a contract owner ceases to be invested in Class I shares, the Class I shares will no longer be available to them. If Class I and Class II shares of the Portfolio are available to a contract owner, we will allocate investments to the Class I shares.

    Contacting Symetra. If you have any questions, you can contact a Symetra Financial Client Services Representative at (800)796-3872. You can also use our website at www.Symetra.com.

     Before investing or changing your investments, carefully consider the investment objectives, risks, charges and expenses of the Portfolios. This and other information is contained in the contract prospectus and the Portfolio prospectuses. Please contact us or your Registered Representative for free copies of the prospectuses and read them carefully before investing.